SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2013

Timberland Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-23333	91-1863696
State or other jurisdiction	Commission	(I.R.S. Employer
Of incorporation	File Number	Identification No.)

624 Simpson Avenue, Hoquiam, Washington	98550
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code) (360) 533-4747

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events

On December 17, 2013, Timberland Bancorp, Inc. (“Company”) announced that the Federal Reserve Bank of San Francisco (“FRB”) approved the Company’s request for permission to redeem the remaining shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (“Series A Preferred Stock”) originally issued in December 2008 to the U.S. Treasury Department (“Treasury”) under the Treasury’s Capital Purchase Program.  The 12,065 shares of Series A Preferred Stock will be redeemed at the liquidation value of $1,000 per share on December 20, 2013. For additional information, see the Company’s press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1 Press Release of Timberland Bancorp, Inc. dated December 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TIMBERLAND BANCORP, INC.

DATE: December 17, 2013	By: /s/Dean J. Brydon
Dean J. Brydon
Chief Financial Officer